Exhibit 99.1

TE Connectivity announces fourth quarter and full year results for fiscal year 2019

Revenue and earnings exceed mid-point of company’s guidance; strong free cash flow performance

SCHAFFHAUSEN, Switzerland – October 30, 2019 – TE Connectivity Ltd. (NYSE: TEL) today reported results for the fiscal fourth quarter and year ended September 27, 2019.

Fourth Quarter Highlights

•	Net sales were $3.3 billion, down 6% as reported and 5% organically over the fourth quarter of 2018.
•	Diluted earnings per share (EPS) from continuing operating operations were $1.11, and adjusted EPS were $1.33, both exceeding the mid-point of the company’s guidance.
•	Cash flow from continuing operating activities was $879 million and free cash flow was $688 million, with $332 million returned to shareholders.

Full Year Highlights

•	Net sales were $13.4 billion, down 4% as reported and 2% organically from fiscal year 2018.
•	Diluted EPS from continuing operations were $5.72, and adjusted EPS were $5.55, down 1% versus the prior year.
•	Cash flow from continuing operations was $2.5 billion and free cash flow was $1.6 billion, up 15% year over year.
•	Deployed approximately $300 million on acquisitions and announced intent to acquire First Sensor

Fourth Quarter Results

For the fourth quarter, the company reported net sales of $3.3 billion, with diluted EPS from continuing operations of $1.11. Adjusted EPS were $1.33, exceeding the mid-point of the company’s guidance. Cash flow from continuing operating activities was $879 million, and free cash flow was $688 million. Total orders were $3.2 billion, down 3% sequentially.

Full Year Results

For the full year, the company reported net sales of $13.4 billion and diluted EPS from continuing operations of $5.72. Adjusted EPS were $5.55, cash flow from continuing operating activities was $2.5 billion and free cash flow was $1.6 billion, up 15% from fiscal year 2018. The company continued to strengthen its portfolio in growing markets, completing the acquisition of the Kissling Group and Alpha Technics, and announcing the acquisitions of Silicon Microstructures Inc. (SMI) and First Sensor AG.

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“Our results through the fourth quarter of fiscal 2019 reflect the ability of our teams to execute in what continues to be a challenging market environment. I’m pleased that we quickly responded to market weakness and demonstrated earnings resiliency despite a decline in revenue. Our Industrial segment continued to show top-line organic growth and margin expansion, led by strength in our aerospace, defense and medical businesses, while our Transportation segment outperformed auto production declines through product content gains and our strong global position,” said TE Connectivity CEO Terrence Curtin. “I want to thank our employees for their solid execution of our strategy and their commitment to our customers and our purpose, which once again helped TE achieve external recognition, including being named by Fortune as a World’s Most Admired Company for the second consecutive year.”

2020 Outlook

For the fiscal first quarter of 2020, the company expects net sales of $3.0 billion to $3.2 billion, reflecting a decrease of 7% on an actual basis and 6% on an organic basis year over year at the mid-point. Diluted EPS from continuing operations are expected to be $0.93 to $0.99, including net restructuring, acquisition-related and other charges of $0.17. The company expects adjusted EPS of $1.10 to $1.16.

For the full year, the company expects net sales of $12.7 to $13.3 billion, reflecting 3% actual and 2% organic decline at the mid-point versus the prior year. Diluted EPS from continuing operations are expected to be $4.21 to $4.61, including net restructuring, acquisition-related and other charges of $0.64. The company expects adjusted EPS of $4.85 to $5.25.

“We continue to see a challenging and uncertain global market environment in fiscal 2020 and remain confident in the ability of our teams to adjust to changing dynamics and deliver strong performance for our owners and customers,” said Curtin. “We will continue to execute cost reduction plans to preserve operating resiliency and generate strong cash flow, while maintaining our strategy of expanding content with our highly engineered solutions. At the same time, we will continue to invest in long-term global growth trends where our innovative technologies create a safer, sustainable, productive and connected future.”

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Information about TE Connectivity’s use of non-GAAP financial measures is provided below. For reconciliations of these non-GAAP financial measures, see the attached tables.

Conference Call and Webcast

The company will hold a conference call today beginning at 8:30 a.m. ET. The dial-in information is provided here:

•	At TE Connectivity's website: investors.te.com
•	By telephone: For both "listen-only" participants and those participants who wish to take part in the question-and-answer portion of the call, the dial-in number in the United States is (866) 211-4092, and for international callers, the dial-in number is (647) 689-6620.
•	A replay of the conference call will be available on TE Connectivity’s investor website at investors.te.com at 10:30 a.m. ET on Oct. 30, 2019.

About TE Connectivity

TE Connectivity Ltd. (NYSE: TEL) is a $13 billion global industrial technology leader creating a safer, sustainable, productive, and connected future. Our broad range of connectivity and sensor solutions, proven in the harshest environments, enable advancements in transportation, industrial applications, medical technology, energy, data communications, and the home. With nearly 80,000 employees, including more than 8,000 engineers, working alongside customers in approximately 150 countries, TE ensures that EVERY CONNECTION COUNTS. Learn more at www.te.com and on LinkedIn, Facebook, WeChat and Twitter.

Non-GAAP Financial Measures

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies.

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The following provides additional information regarding our non-GAAP financial measures:

•	Organic Net Sales Growth – represents net sales growth (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans.
•	Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans.
•	Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any.
•	Adjusted Income Tax Expense and Adjusted Effective Tax Rate – represent income tax expense and effective tax rate, respectively (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition related charges, other income or charges, and certain significant tax items, if any.
•	Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects.
•	Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.
•	Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations.

Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments.

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In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow.

Forward-Looking Statements

This release contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this release include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of Swiss tax reform. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 28, 2018 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission.

# # #

Contacts:	Media Relations: Rachel Quimby TE Connectivity 610-893-9593 Rachel.quimby@te.com	Investor Relations: Sujal Shah TE Connectivity 610-893-9790 sujal.shah@te.com

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TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	For the Quarters Ended		For the Years Ended
	September 27,	September 28,	September 27,	September 28,
	2019	2018	2019	2018
	(in millions, except per share data)
Net sales	$3,300	$3,509	$13,448	$13,988
Cost of sales	2,248	2,327	9,054	9,243
Gross margin	1,052	1,182	4,394	4,745
Selling, general, and administrative expenses	372	414	1,490	1,594
Research, development, and engineering expenses	159	171	644	680
Acquisition and integration costs	6	5	27	14
Restructuring and other charges, net	71	22	255	126
Operating income	444	570	1,978	2,331
Interest income	6	4	19	15
Interest expense	(13)	(27)	(68)	(107)
Other income (expense), net	-	(1)	2	1
Income from continuing operations before income taxes	437	546	1,931	2,240
Income tax (expense) benefit	(61)	1,128	15	344
Income from continuing operations	376	1,674	1,946	2,584
Loss from discontinued operations, net of income taxes	(4)	(13)	(102)	(19)
Net income	$372	$1,661	$1,844	$2,565

Basic earnings per share:
Income from continuing operations	$1.12	$4.82	$5.76	$7.38
Loss from discontinued operations	(0.01)	(0.04)	(0.30)	(0.05)
Net income	1.11	4.79	5.46	7.33

Diluted earnings per share:
Income from continuing operations	$1.11	$4.78	$5.72	$7.32
Loss from discontinued operations	(0.01)	(0.04)	(0.30)	(0.05)
Net income	1.10	4.75	5.42	7.27

Weighted-average number of shares outstanding:
Basic	336	347	338	350
Diluted	338	350	340	353

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TE CONNECTIVITY LTD.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	September 27,	September 28,
	2019	2018
	(in millions, except share data)
Assets
Current assets:
Cash and cash equivalents	$927	$848
Accounts receivable, net of allowance for doubtful accounts of $25 and $22, respectively	2,320	2,361
Inventories	1,836	1,857
Prepaid expenses and other current assets	471	661
Assets held for sale	-	472
Total current assets	5,554	6,199
Property, plant, and equipment, net	3,574	3,497
Goodwill	5,740	5,684
Intangible assets, net	1,596	1,704
Deferred income taxes	2,776	2,144
Other assets	454	1,158
Total assets	$19,694	$20,386

Liabilities and shareholders' equity
Current liabilities:
Short-term debt	$570	$963
Accounts payable	1,357	1,548
Accrued and other current liabilities	1,613	1,711
Liabilities held for sale	-	188
Total current liabilities	3,540	4,410
Long-term debt	3,395	3,037
Long-term pension and postretirement liabilities	1,367	1,102
Deferred income taxes	156	207
Income taxes	239	312
Other liabilities	427	487
Total liabilities	9,124	9,555
Commitments and contingencies
Shareholders' equity:
Common shares, CHF 0.57 par value, 350,951,381 shares authorized and issued, and 357,069,981 shares authorized and issued, respectively	154	157
Accumulated earnings	12,256	12,114
Treasury shares, at cost, 15,862,337 and 12,279,603 shares, respectively	(1,337)	(1,134)
Accumulated other comprehensive loss	(503)	(306)
Total shareholders' equity	10,570	10,831
Total liabilities and shareholders' equity	$19,694	$20,386

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TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the Quarters Ended		For the Years Ended
	September 27,	September 28,	September 27,	September 28,
	2019	2018	2019	2018
	(in millions)
Cash flows from operating activities:
Net income	$372	$1,661	$1,844	$2,565
Loss from discontinued operations, net of income taxes	4	13	102	19
Income from continuing operations	376	1,674	1,946	2,584
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Depreciation and amortization	175	171	690	667
Deferred income taxes	72	(1,233)	(218)	(791)
Provision for losses on accounts receivable and inventories	7	1	43	30
Share-based compensation expense	19	24	75	95
Other	25	17	51	5
Changes in assets and liabilities, net of the effects of acquisitions and divestitures:
Accounts receivable, net	136	110	31	(269)
Inventories	123	(30)	64	(247)
Prepaid expenses and other current assets	35	(13)	144	(63)
Accounts payable	(92)	24	(178)	201
Accrued and other current liabilities	132	148	(15)	5
Income taxes	(72)	30	(135)	54
Other	(57)	(1)	(44)	30
Net cash provided by continuing operating activities	879	922	2,454	2,301
Net cash provided by (used in) discontinued operating activities	(1)	2	(32)	150
Net cash provided by operating activities	878	924	2,422	2,451
Cash flows from investing activities:
Capital expenditures	(179)	(262)	(749)	(935)
Proceeds from sale of property, plant, and equipment	27	4	43	23
Acquisition of businesses, net of cash acquired	-	(153)	(283)	(153)
Proceeds from divestiture of discontinued operation, net of cash retained by sold operation	-	-	297	-
Other	(1)	-	2	(8)
Net cash used in continuing investing activities	(153)	(411)	(690)	(1,073)
Net cash used in discontinued investing activities	-	(8)	(2)	(21)
Net cash used in investing activities	(153)	(419)	(692)	(1,094)
Cash flows from financing activities:
Net increase (decrease) in commercial paper	219	(1)	(51)	270
Proceeds from issuance of debt	-	-	746	119
Repayment of debt	(250)	-	(691)	(708)
Proceeds from exercise of share options	30	4	85	100
Repurchase of common shares	(178)	(268)	(1,091)	(879)
Payment of common share dividends to shareholders	(154)	(153)	(608)	(588)
Transfers (to) from discontinued operations	(1)	(6)	(34)	129
Other	(1)	(2)	(33)	(36)
Net cash used in continuing financing activities	(335)	(426)	(1,677)	(1,593)
Net cash provided by (used in) discontinued financing activities	1	6	34	(129)
Net cash used in financing activities	(334)	(420)	(1,643)	(1,722)
Effect of currency translation on cash	(10)	(7)	(8)	(5)
Net increase (decrease) in cash, cash equivalents, and restricted cash	381	78	79	(370)
Cash, cash equivalents, and restricted cash at beginning of period	546	770	848	1,218
Cash, cash equivalents, and restricted cash at end of period	$927	$848	$927	$848

Supplemental cash flow information:
Interest paid on debt, net	$19	$30	$75	$127
Income taxes paid, net of refunds	61	76	338	393

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TE CONNECTIVITY LTD.

RECONCILIATION OF FREE CASH FLOW (UNAUDITED)

	For the Quarters Ended		For the Years Ended
	September 27,	September 28,	September 27,	September 28,
	2019	2018	2019	2018
	(in millions)
Net cash provided by continuing operating activities	$879	$922	$2,454	$2,301
Excluding:
Receipts related to pre-separation U.S. tax matters, net	-	-	-	(5)
Cash (collected) paid pursuant to collateral requirements related to cross-currency swap contracts	(39)	6	(132)	16
Capital expenditures, net	(152)	(258)	(706)	(912)
Free cash flow (1)	$688	$670	$1,616	$1,400

(1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures.

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TE CONNECTIVITY LTD.

CONSOLIDATED SEGMENT DATA (UNAUDITED)

	For the Quarters Ended				For the Years Ended
	September 27,		September 28,		September 27,		September 28,
	2019		2018		2019		2018
	($ in millions)
	Net Sales		Net Sales		Net Sales		Net Sales
Transportation Solutions	$1,896		$2,012		$7,821		$8,290
Industrial Solutions	1,014		1,014		3,954		3,856
Communications Solutions	390		483		1,673		1,842
Total	$3,300		$3,509		$13,448		$13,988

	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income	Margin	Income	Margin	Income	Margin	Income	Margin
Transportation Solutions	$270	14.2%	$341	16.9%	$1,226	15.7%	$1,578	19.0%
Industrial Solutions	150	14.8	146	14.4	543	13.7	465	12.1
Communications Solutions	24	6.2	83	17.2	209	12.5	288	15.6
Total	$444	13.5%	$570	16.2%	$1,978	14.7%	$2,331	16.7%

	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted
	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)
Transportation Solutions	$334	17.6%	$364	18.1%	$1,401	17.9%	$1,623	19.6%
Industrial Solutions	157	15.5	152	15.0	621	15.7	555	14.4
Communications Solutions	47	12.1	81	16.8	258	15.4	301	16.3
Total	$538	16.3%	$597	17.0%	$2,280	17.0%	$2,479	17.7%

(1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

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TE CONNECTIVITY LTD.

RECONCILIATION OF NET SALES GROWTH (UNAUDITED)

	Change in Net Sales for the Quarter Ended September 27, 2019
	versus Net Sales for the Quarter Ended September 28, 2018
	Net		Organic Net
	Sales Growth		Sales Growth (1)		Translation (2)	Acquisitions
	($ in millions)
Transportation Solutions (3):
Automotive	$(89)	(6.1)%	$(59)	(4.1)%	$(30)	$-
Commercial transportation	(29)	(9.3)	(41)	(13.6)	(7)	19
Sensors	2	0.8	1	0.4	(4)	5
Total	(116)	(5.8)	(99)	(4.9)	(41)	24
Industrial Solutions (3):
Industrial equipment	(35)	(6.8)	(40)	(7.9)	(5)	10
Aerospace, defense, oil, and gas	38	12.3	42	13.2	(4)	-
Energy	(3)	(1.6)	4	2.0	(7)	-
Total	-	-	6	0.6	(16)	10
Communications Solutions (3):
Data and devices	(54)	(18.4)	(53)	(18.0)	(1)	-
Appliances	(39)	(20.6)	(34)	(18.3)	(5)	-
Total	(93)	(19.3)	(87)	(18.0)	(6)	-
Total	$(209)	(6.0)%	$(180)	(5.1)%	$(63)	$34

	Change in Net Sales for the Year Ended September 27, 2019
	versus Net Sales for the Year Ended September 28, 2018
	Net		Organic Net
	Sales Growth		Sales Growth (1)		Translation (2)	Acquisitions
	($ in millions)
Transportation Solutions (3):
Automotive	$(406)	(6.7)%	$(198)	(3.3)%	$(208)	$-
Commercial transportation	(59)	(4.6)	(48)	(3.9)	(40)	29
Sensors	(4)	(0.4)	14	1.4	(26)	8
Total	(469)	(5.7)	(232)	(2.8)	(274)	37
Industrial Solutions (3):
Industrial equipment	(38)	(1.9)	(66)	(3.4)	(45)	73
Aerospace, defense, oil, and gas	149	12.9	165	14.1	(16)	-
Energy	(13)	(1.8)	21	2.7	(34)	-
Total	98	2.5	120	3.1	(95)	73
Communications Solutions (3):
Data and devices	(75)	(7.0)	(58)	(5.4)	(17)	-
Appliances	(94)	(12.1)	(71)	(9.3)	(23)	-
Total	(169)	(9.2)	(129)	(7.0)	(40)	-
Total	$(540)	(3.9)%	$(241)	(1.7)%	$(409)	$110

(1) Organic net sales growth is a non-GAAP financial measure. See description of non-GAAP financial measures.

(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.

(3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

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TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended September 27, 2019

(UNAUDITED)

		Adjustments
		Acquisition-
		Related Charges	Restructuring
		and Other	and Other	Tax	Adjusted
	U.S. GAAP	Items (1)(2)	Charges, Net (1)	Items	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating income:
Transportation Solutions	$270	$18	$46	$-	$334
Industrial Solutions	150	4	3	-	157
Communications Solutions	24	1	22	-	47
Total	$444	$23	$71	$-	$538

Operating margin	13.5%				16.3%

Income tax expense	$(61)	$(5)	$(15)	$1	$(80)

Effective tax rate	14.0%				15.1%

Income from continuing operations	$376	$18	$56	$1	$451

Diluted earnings per share from continuing operations	$1.11	$0.05	$0.17	$-	$1.33

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes acquisition-related charges of $6 million and a write-off of spare parts of $17 million.

(3) See description of non-GAAP financial measures.

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TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended September 28, 2018

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating income:
Transportation Solutions	$341	$3	$20	$-	$364
Industrial Solutions	146	2	4	-	152
Communications Solutions	83	-	(2)	-	81
Total	$570	$5	$22	$-	$597

Operating margin	16.2%				17.0%

Other expense, net	$(1)	$-	$-	$-	$(1)

Income tax (expense) benefit	$1,128	$(1)	$(4)	$(1,222)	$(99)

Effective tax rate	(206.6)%				17.3%

Income from continuing operations	$1,674	$4	$18	$(1,222)	$474

Diluted earnings per share from continuing operations	$4.78	$0.01	$0.05	$(3.49)	$1.35

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes a $1,222 million net income tax benefit associated with the tax impacts of certain intercompany transactions including an increase to the valuation allowance.

(3) See description of non-GAAP financial measures.

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TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 27, 2019

(UNAUDITED)

		Adjustments
		Acquisition-
		Related Charges	Restructuring
		and Other	and Other	Tax	Adjusted
	U.S. GAAP	Items (1)(2)	Charges, Net (1)	Items (3)	(Non-GAAP) (4)
	($ in millions, except per share data)
Operating income:
Transportation Solutions	$1,226	$31	$144	$-	$1,401
Industrial Solutions	543	15	63	-	621
Communications Solutions	209	1	48	-	258
Total	$1,978	$47	$255	$-	$2,280

Operating margin	14.7%				17.0%

Other income, net	$2	$-	$-	$-	$2

Income tax (expense) benefit	$15	$(9)	$(61)	$(291)	$(346)

Effective tax rate	(0.8)%				15.5%

Income from continuing operations	$1,946	$38	$194	$(291)	$1,887

Diluted earnings per share from continuing operations	$5.72	$0.11	$0.57	$(0.86)	$5.55

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes acquisition-related charges of $30 million and a write-off of spare parts of $17 million.

(3) Includes a $216 million income tax benefit related to the tax impacts of certain measures of Swiss tax reform, a $90 million income tax benefit related to the effective settlement of a tax audit in a non-U.S. jurisdiction, and $15 million of income tax expense associated with the tax impacts of certain legal entity restructurings and intercompany transactions.

(4) See description of non-GAAP financial measures.

14

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 28, 2018

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating income:
Transportation Solutions	$1,578	$12	$33	$-	$1,623
Industrial Solutions	465	10	80	-	555
Communications Solutions	288	-	13	-	301
Total	$2,331	$22	$126	$-	$2,479

Operating margin	16.7%				17.7%

Other income, net	$1	$-	$-	$(1)	$-

Income tax (expense) benefit	$344	$(5)	$(31)	$(716)	$(408)

Effective tax rate	(15.4)%				17.1%

Income from continuing operations	$2,584	$17	$95	$(717)	$1,979

Diluted earnings per share from continuing operations	$7.32	$0.05	$0.27	$(2.03)	$5.61

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes a $1,283 million net income tax benefit associated with the tax impacts of certain intercompany transactions and legal entity restructurings including an increase to the valuation allowance. Also includes $567 million of income tax expense related to the tax impacts of the Tax Cuts and Jobs Act.

(3) See description of non-GAAP financial measures.

15

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended December 28, 2018

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	(Non-GAAP) (2)
	($ in millions, except per share data)
Operating income:
Transportation Solutions	$332	$3	$21	$356
Industrial Solutions	100	3	35	138
Communications Solutions	52	-	19	71
Total	$484	$6	$75	$565

Operating margin	14.5%			16.9%

Other expense, net	$(1)	$-	$-	$(1)

Income tax expense	$(78)	$(1)	$(19)	$(98)

Effective tax rate	16.9%			18.1%

Income from continuing operations	$383	$5	$56	$444

Diluted earnings per share from continuing operations	$1.11	$0.01	$0.16	$1.29

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) See description of non-GAAP financial measures.

16

TE CONNECTIVITY LTD.

RECONCILIATION OF FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES

TO FORWARD-LOOKING GAAP FINANCIAL MEASURES

As of October 30, 2019

(UNAUDITED)

	Outlook for
	Quarter Ending
	December 27,	Outlook for
	2019	Fiscal 2020
Diluted earnings per share from continuing operations (GAAP)	$0.93 - $0.99	$4.21 - $4.61
Restructuring and other charges, net	0.13	0.56
Acquisition-related charges	0.04	0.08
Adjusted diluted earnings per share from continuing operations (non-GAAP) (1)	$1.10 - $1.16	$4.85 - $5.25

Net sales growth (GAAP)	(10)% - (4)%	(5)% - (1)%
Translation	2	2
(Acquisitions) divestitures, net	(1)	(1)
Organic net sales growth (non-GAAP) (1)	(9)% - (3)%	(4)% - 0%

(1) See description of non-GAAP financial measures.

17